THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                                 Class N Shares
                                 Class I Shares

        each a series of THE 59 WALL STREET FUND, INC. (the Corporation)

                      SUPPLEMENT DATED NOVEMBER 29, 2001 TO
                         PROSPECTUS DATED APRIL 16, 2001



     The following paragraph replaces the third paragraph in the section of the Prospectus captioned "Investment Adviser":


     "A team of individuals manages each Portfolio on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons, Mr. Mohammad P. Rostom and Ms. Camille M. Kelleher. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a AB from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Mr. Rostom holds a B.S. from Rochester Institute of Technology and a M.A. from Temple University. He joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, he worked for Kulicke & Soffa Industries. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman in 1984."